     As filed with the Securities and Exchange Commission on November 10, 1997



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                             November 5, 1997



                              RYKOFF-SEXTON, INC.
            (Exact name of registrant as specified in its charter)



                Delaware                   0-8105               95-2134693
            (State or other              (Commission          (IRS Employer
            jurisdiction of             File Number)      Identification Number)
             incorporation)


          613 Baltimore Drive
       Wilkes-Barre, Pennsylvania                              18702-7944
(Address of principal executive offices)                       (Zip Code)


                                 (717) 830-7100
              (Registrant's telephone number, including area code)

Item 5.   Other Events.
-------   ------------

     On November 5, 1997, Rykoff-Sexton, Inc., a Delaware corporation ("RSI"), JP Foodservice, Inc., a Delaware corporation ("JPFI"), and Hudson Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of JPFI ("Hudson"), entered into Amendment No. 2 ("Amendment No. 2") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 30, 1997, as amended as of September 3, 1997, by and among RSI, JPFI and Hudson. Under the Merger Agreement as amended by Amendment No. 2, stockholders of RSI will receive shares of JPFI common stock at a fixed exchange ratio of 0.775 of a share of JPFI common stock for each share of RSI common stock held. Prior to the effectiveness of Amendment No. 2, the fixed exchange ratio was 0.84. The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by reference to the text of such Amendment No. 2, which is included as Exhibit 2.3 hereto and is hereby incorporated herein by reference.

     In connection with entering into Amendment No. 2, RSI and JPFI issued a joint press release, dated November 5, 1997. The foregoing description of such joint press release is not complete and is qualified in its entirety by reference to the text of such joint press release, which is attached as Exhibit
99.1 hereto and is hereby incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

     The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp. (incorporated by reference to Rykoff-Sexton, Inc.'s Current Report on Form 8-K, filed July 10, 1997, dated as of June 30, 1997).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp. (incorporated by reference to Rykoff-Sexton, Inc.'s Current Report on Form 8-K, filed September 15, 1997, dated as of September 3, 1997).

2.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of November 5, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp.

99.1 Joint Press Release, dated November 5, 1997.

                                 SIGNATURES
                                 ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RYKOFF-SEXTON, INC.


                              By /s/ Christopher Mellon
                                 -----------------------------------------------
                                 Christopher Mellon
                                 Vice President and Controller


Date:  November 10, 1997

                                 EXHIBIT INDEX
                                 -------------


2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp. (incorporated by reference to Rykoff-Sexton, Inc.'s Current Report on Form 8-K, filed July 10, 1997, dated as of June 30, 1997).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp. (incorporated by reference to Rykoff-Sexton, Inc.'s Current Report on Form 8-K, filed September 15, 1997, dated as of September 3, 1997).

2.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of November 5, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc., and Hudson Acquisition Corp.

99.1 Joint Press Release, dated November 5, 1997.